                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): OCTOBER 9, 2008


                         HI-SHEAR TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


    DELAWARE                       001-12810                      22-2535743
 (State or other                  (Commission                 (I.R.S. Employer
  jurisdiction                    File Number)               Identification No.)
of incorporation)

                              24225 GARNIER STREET
                         TORRANCE, CALIFORNIA 90505-5355
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (310) 784-2100

ITEM 8.01                  OTHER EVENTS



         The Board of Directors of Hi-Shear Technology Corporation today approved a cash dividend of $0.50 per share, or approximately $3,410,000, payable on October 27, 2008, 2008, to shareholders of record as of the close of business October 24, 2008. The ex-dividend date is October 22, 2008. This dividend is not special and does not represent that the Company will pay dividends on a scheduled basis.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                HI-SHEAR TECHNOLOGY CORP.



Dated: October 9, 2008          By: /s/ George W. Trahan
                                    --------------------------------------------
                                    George W. Trahan, President, Chief Executive
                                    Officer and Co-Chairman